Exhibit 10.5

FINANCIAL INSTITUTION AGREEMENT AND APPLICATION	OMB No.: 1510-0052
FOR DESIGNATION AS A TREASURY TAX AND LOAN DEPOSITARY	Expiration Date: 9-30-98

To:          The Federal Reserve Bank of Philadelphia, PA, Fiscal Agent of the United States.

The undersigned financial institution, First National Community Bank, a commercial bank (hereafter “Depositary”), hereby applies for designation as a Treasury Tax and Loan Depositary in order to maintain and administer a separate account known as a Treasury Tax and Loan account and/or, if applicable, to maintain a note balance.  This application is made pursuant to 31 C.F.R. Part 203, as amended from time to time, which is incorporated by reference herein, and is authorized by due action of its Board of Directors as evidenced by Resolutions of such body, submitted with this application.

To support its application, the Depositary hereby certifies that it possesses under its charter and regulations issued by its chartering authority:  (a) either general or specific authority to maintain a Treasury Tax and Loan account and/or, if applicable, a note balance, from which the balances are payable on demand without previous notice of intended withdrawal; (b) either general or specific authority to pledge collateral to secure funds in the Treasury Tax and Loan account and/or, if applicable, the note balance; and (c) it is otherwise eligible under 31 C.F.R. Part 203, as amended from time to time.

The Depositary hereby agrees as follows:

(1)           To perform Depositary services for the United States Government in accordance with the provisions of 31 C.F.R. Part 203, as amended from time to time, and all instructions issued pursuant thereto.

(2)           To pledge securities as collateral security in the classes and amounts and under the terms and conditions as prescribed in 31 C.F.R. Part 203, as amended from time to time, and all instructions issued pursuant thereto.

The Depositary represents and warrants that any securities it pledges hereunder are owned by it free and clear of all liens, charges and claims.  If the Federal Reserve Bank, as Fiscal Agent of the United States, agrees that such pledged securities may be held by a third party custodian, or under an extended custody agreement, the Depositary agrees to be bound by any provisions applicable to the Depositary that are set forth in the agreement entered into by the Federal Reserve Bank and the approved custodian(s), as amended from time to time.  The Depositary further agrees that the Federal Reserve Bank’s issuance of instructions to a custodian stating that the Federal Reserve Bank releases its interest in certain securities, will terminate the Federal Reserve Bank’s responsibility with regard to such securities.  The Depositary indemnifies the Federal Reserve Bank and the United States Government from any claims with regard to such securities arising thereafter.

(3)           That if the Depositary fails to pay, when due, the whole or any part of the funds received by it for credit to its Treasury Tax and Loan account, and/or if applicable, its note balance; or otherwise violates or fails to perform any of the terms of this agreement, or fails to pay when due amounts owed to the United States or the United States Treasury; or if the Depositary is closed for business by regulatory action or by proper corporate action, or in the event that a receiver, conservator, liquidator or any other officer is appointed; then the Secretary of the Treasury, with or without notice or demand, may redeem or sell, at either public or private sale(s), or otherwise collect the proceeds of all or part of the collateral, including additions and substitutions; and apply the proceeds, after deducting all necessary expenses of such redemptions or sale(s), to the payment of funds received by the Depositary, or other indebtedness of the Depositary to the United States by reason of the above-mentioned authorization; or to satisfy any claims of the United States against the Depositary.

(4)           That the above rights are in addition to any other rights provided by law, Treasury regulation, or agreement, which the Secretary of the Treasury may exercise, through such agents as the Secretary may designate.

(5)           To comply with all the requirements codified in 31 C.F.R. Part 203, as amended from time to time, and all instructions issued pursuant thereto.

FMS Form 458	DEPARTMENT OF THE TREASURY
FINANCIAL MANAGEMENT SERVICE

The Depositary agrees that upon execution by the Federal Reserve Bank of Philadelphia, PA, acting as Fiscal Agent of the United States, this document shall evidence the agreement entered into between the Secretary of the Treasury and the Depositary.

As part of this application, the Depositary makes the following initial election of an option, but it is recognized that this initial election is subject to change in accordance with 31 C.F.R. Part 203, as amended from time to time.

☒                                  Note Option (under which Treasury invests in obligations of the Depositary, as evidence by open-ended interest-bearing notes).

☐                                    Remittance Option (under which funds equivalent to the amount of deposits credited by a Treasury Tax and Loan Depositary to its Treasury Tax and Loan account will be withdrawn by the Federal Reserve Bank of its district immediately upon notification to the Federal Reserve Bank of such deposits).

Signed on behalf of the corporate officer of the Depositary who certifies that he/she is duly authorized to execute this document and to elect the option initiated as evidenced by the attached resolutions of the Board of Directors.

First National Community Bank
(Name of Financial Institution)

102 East Drinker Street
(Street Address)

Dunmore, PA 18512
(City or Town, State)

By:	William S. Lance, Senior Vice President

(Signature & Title of Authorized Officer)

(717) 348-6438
(Telephone Number)

Date	May 28, 1996

DESIGNATION

The undersigned, on behalf of the Federal Reserve Bank of Philadelphia, acting as Fiscal Agent of the United States, hereby designates First National Community Bank as a Treasury Tax and Loan Depositary under the terms of this application commencing on the date indicated below.

Federal Reserve Bank of Philadelphia
As Fiscal Agent of the United States.

By:	Richard A. Sheaffer

Date:	July 17, 1996

RESOLUTION AUTHORIZING THE FINANCIAL INSTITUTION	OMB No.: 1510-0052
AGREEMENT AND APPLICATION FOR DESIGNATION AS A TREASURY	Expiration Date: 9-30-98
TAX AND LOAN DEPOSITARY

This is to certify, that at a meeting of the Board of Directors of the undersigned financial institution, First National Community Bank, a Commercial Bank, which meeting was duly called and held on the 22nd day of May, 1996, a quorum being present, and that the following resolutions were duly adopted; and are reflected in the attached minutes of the meeting.

1.             That, after review of the FMS Form 458, “Financial Institution Agreement and Application for Designation as a Treasury Tax and Loan Depositary,” in accordance with the provisions of 31 C.F.R. Part 203, “Treasury Tax and Loan Depositaries,” as amended, this financial institution is authorized to apply for designation as a Treasury Tax and Loan Depositary in order to maintain and administer a separate account known as a Treasury Tax and Loan account and/or, if applicable, a note balance.

2.             That William S. Lance, Senior Vice President of the undersigned financial institution is hereby authorized and directed: to apply for designation as a Treasury Tax and Loan Depositary by execution of the FMS Form 458; “Financial Institution Agreement and Application for Designation as a Treasury Tax and Loan Depositary”; to select the initial election of option called for in said agreement and application; and to submit said agreement and application to the Federal Reserve Bank of Philadelphia, PA.

3.             Resolved, that the Officers whose name(s) are on file .in. the Federal Reserve Bank of the undersigned financial institution is/are hereby authorized from time to time to deposit collateral to secure Treasury Tax and Loan deposits with the Federal Reserve Bank of Philadelphia, as Fiscal Agent of the United States, or with such agents of the Federal Reserve Bank as the Federal Reserve Bank may designate.  The financial institution agrees to pledge securities of the classes and amounts and under the terms and conditions prescribed in 31 C.F.R. Part 203, as amended from time to time, and any supplements or procedural instructions issued pursuant thereto, as collateral security in such amounts as may be required by the Secretary of the Treasury.  The said officers are further authorized to withdraw any or all of the collateral so deposited, and further, to make substitutions and exchanges in the said collateral at such times as is deemed necessary as consistent with 31 C.F.R. Part 203, as amended from time to time.

4.             That this resolution and attachment, and the corresponding Form 458, are official records of the institution and will be maintained continuously as such.

In witness whereof, I have hereunto signed my name and affixed the seal of this financial institution.

First National Community Bank
Name of Financial Institution

102 East Drinker Street, Dunmore, PA 18512
Address

Linda A. D’Amario, Assistant Comptroller
Name and Title of Certifying Officer

* The officer certifying this resolution shall have such authority and shall not be designated under numbered paragraphs 2 or 3 hereof.

FMS Form 459	DEPARTMENT OF THE TREASURY
FINANCIAL MANAGEMENT SERVICE